SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   March 23, 2009

 Feel Golf Co., Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

California	000-26777	333-153699
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

1354-T Dayton St.
Salinas, CA 93901
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(831) 422-9300
 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.     CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(1)            Previous Independent Auditors:

        (i) On March 23, 2009, the Board of Directors (the “Board”) of Feel Golf Co., Inc. (the “Company”) dismissed Hawkins Accounting (“Hawkins”) as its independent registered public accounting firm.  On March 31, 2009, the Company engaged Moore & Associates (“Moore”) as its principal independent accountant.  This decision to engage Moore was ratified by the majority approval of the Board of Directors of the Company.

(ii) Other than the disclosure of uncertainty regarding the ability for the Company to continue as a going concern which was included in Hawkins audit’s report on the financial statements for the past two years, the principal accountant’s report on the financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion, or was not modified as to uncertainty, audit scope, or accounting principles.  For the two most recent fiscal years and any subsequent interim period through Hawkins’s termination on March 23, 2009, Hawkins disclosed the uncertainty regarding the ability of the Company to continue as a going concern in its accountant’s report on the financial statements for the Company.  There has been no other disagreements between the Company and Hawkins on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Hawkins would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

(iii) The Company’s Board of Directors approved the decision to engage Moore.

(iv) In connection with its review of financial statements through March 23, 2009, other than the disclosure listed in subparagraph (ii), there have been no disagreements with Hawkins on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Hawkins would have caused them to make reference thereto in their report on the financial statements.

(v)  During the two most recent audit periods ending December 31, 2006 and 2007 and the interim periods through March 23, 2009 there have been no other reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

(vi) The Company requested that Hawkins furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of such letter is filed as an Exhibit to this Form 8-K.

 (2)            New Independent Accountants:

(i) The Company engaged Moore & Associates (“Moore”) as its new independent auditors as of March 31, 2009.  Prior to such date, the Company, did not consult with Moore regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered, or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S- B.

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company has hired Jim Crane as its new Chief Financial Officer as of March 7, 2009. Prior to Mr. Crane, Lee Miller, CEO, was acting as interim CFO.  Mr. Crane is a United States resident and is a licensed Certified Public Accountant. He graduated in 1999 from Bentley University with a B.S. degree in Accountancy. Mr. Crane is the sole owner of the professional services firm, J. Crane & Company, which he formed in May 2001. Prior to forming J. Crane & Company, Mr. Crane was employed by Ernst & Young LLP from September 1999 through May 2001. Mr. Crane also serves as the Chief Financial Officer of MyStarU.com, Inc. and BioNeutral Group, Inc., both of which are issuers traded on the Nasdaq over-the-counter Bulletin Board.

 ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(a)            Financial statements of business acquired:

  None

(b)            Exhibits

NUMBER	EXHIBIT
16.1	Letter from Hawkins & Company, P.A.

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Feel Golf Co., Inc.
Date: April 2, 2009	/s/ Lee Miller
By: Lee Miller
Chief Executive Office Interim Chief Financial Officer